UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 15, 2019

ENBRIDGE INC.
(Exact Name of Registrant as Specified in Charter)

CANADA	001-15254	NONE
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425 - 1st Street S.W.
Calgary, Alberta, Canada T2P 3L8
(Address of Principal Executive Offices) (Zip Code)

1 -403-231-3900
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02. Results of Operations and Financial Condition.

We issued a press release on February 15, 2019 announcing our financial results for the fourth quarter and full year ended December 31, 2018, which is attached hereto as Exhibit 99.1. This information is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any registration statements filed under the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

We issued a press release on February 15, 2019 announcing the appointment of two new Directors to our Board, which is attached hereto as Exhibit 99.2.

The Board, on recommendation of its Governance Committee, appointed Teresa S. Madden and Susan M. Cunningham as Directors of Enbridge Inc., to serve until the next Annual Meeting of Shareholders of Enbridge in 2019.

Ms. Madden was appointed to the Board, effective February 12, 2019, and was appointed to the Audit, Finance & Risk Committee and the Governance Committee, both effective February 13, 2019.

Ms. Cunningham was appointed to the Board, and to the Human Resources & Compensation Committee and Safety & Reliability Committee, all effective February 13, 2019.

In accordance with our standard compensatory arrangement for non-employee directors, each of Ms. Madden and Ms. Cunningham will receive a $260,000 annual retainer, in a combination of cash, Enbridge shares and deferred share units.

We have entered into our standard form of indemnification agreement with each of Ms. Madden and Ms. Cunningham.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Reference is made to the “Index of Exhibits” following the signature page, which is hereby incorporated into this Item.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE INC. (Registrant)

Date: February 15, 2019	By:	/s/ TYLER W. ROBINSON
Tyler W. Robinson Vice President, Corporate Secretary & Chief Compliance Officer (Duly Authorized Officer)

Index of Exhibits

Exhibit Number	Description

99.1	Press release of Enbridge Inc., dated February 15, 2019, announcing financial results for the fourth quarter and full year ended December 31, 2018.
99.2	Press release of Enbridge Inc., dated February 15, 2019, announcing the appointment of new Directors to the Board